Exhibit 99.1

Hilton Grand Vacations Announces Departure of Chief Financial Officer and Reaffirms Guidance

ORLANDO, Fla. (Aug. 10, 2018) – Hilton Grand Vacations Inc. (the “Company”) (NYSE:HGV) announced that its Board of Directors terminated James E. Mikolaichik as Executive Vice President and Chief Financial Officer, effective today, for conduct and behavior not consistent with the Company’s policies. Mr. Mikolaichik’s termination was not related to any issues involving the Company’s business, strategy, operations, performance, financial reporting or internal controls.

“I’m confident in the quality and depth of talent in our finance and accounting teams and our experienced Chief Accounting Officer, Allen Klingsick,” says Mark Wang, president and CEO. “They will ensure operational and financial reporting continuity until a new CFO is named.”

The Company reaffirms its 2018 guidance and long-term growth objectives as discussed on its second quarter 2018 earnings conference call held on August 2, 2018. The Company remains committed to its current growth and investment strategy, which is progressing ahead of schedule. Further, it believes the capital-efficient inventory investments it is making in new and existing markets will accelerate adjusted EBITDA and adjusted free cash flow growth over the next several years.

The Company has begun a nationwide executive search for a new chief financial officer.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Fla., Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 295,000 Club Members. For more information, visit www.hgv.com and www.hiltongrandvacations.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our management’s beliefs, expectations and assumptions and information currently available to our management, and are subject to risks and uncertainties. Actual results could differ materially because of factors such as: inherent business, financial and operating risks of the timeshare industry; adverse economic or market conditions that may affect the purchasing and vacationing decisions of consumers or otherwise harm our business; intense competition in the timeshare industry, which could lead to lower revenue or operating margins; the termination of material fee-for-service agreements with third parties; the ability of the Company to manage risks associated with our international activities, including complying with laws and regulations affecting our international operations; exposure to increased economic and operational uncertainties from expanding global operations, including the effects of foreign currency exchange; potential liability under anti-corruption and other laws resulting from our global operations; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits and that may have an adverse effect on our business; our dependence on development activities to secure inventory; cyber-attacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position; disclosure of personal data that could cause liability and harm to our reputation; abuse of our advertising or social platforms that may harm our reputation or user engagement; outages, data losses, and disruptions of our online services; claims against us that may result in adverse outcomes in legal disputes; risks associated with our debt agreements and instruments, including variable interest rates, operating and financial restrictions, and our ability to service our indebtedness; the continued service and availability of key executives and employees; and catastrophic events or geopolitical conditions that may disrupt our business. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “remains,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

You should not put undue reliance on any forward-looking statements in this press release. The risk factors discussed in our filings with the Securities and Exchange Commission, including “Part I—Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended Dec. 31, 2017, “Part II-Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and those described from time to time in our future reports could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company’s expectations, or otherwise, except as required by law.